SUBSEQUENT EVENTS	6 Months Ended	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2022	Jun. 30, 2022
SUBSEQUENT EVENTS

Note 18: Subsequent Events

On February 10, 2023, Alliance, Adara Acquisition Corp. (“Adara”) and a Merger Sub consummated the closing of the transactions contemplated by a Business Combination Agreement. Pursuant to the terms of the Business Combination Agreement, a business combination of Alliance and Adara was affected by the merger of Merger Sub with and into Alliance (the “Merger”), with Alliance surviving the Merger as a wholly-owned subsidiary of Adara Following the consummation of the Merger on the closing date of the Business Combination, Adara changed its name from Adara Acquisition Corp. to Alliance Entertainment Holding Corporation). of Adara Following the consummation of the Merger on the closing date of the Business Combination, Adara changed its name from Adara Acquisition Corp. to Alliance Entertainment Holding Corporation).

Note 16: Subsequent Events

On July 1, 2022 the company completed the acquisition of a toys and collectibles distribution company for an aggregated purchase price of approximately $9.2 million. Due to the limited amount of time since this acquisition, the initial purchase accounting for it is incomplete.

Subsequent events have been evaluated through October 17, 2022, the date these financial statements were available to be issued.

ADARA ACQUISITION CORP
SUBSEQUENT EVENTS

NOTE 11. SUBSEQUENT EVENTS

The Company evaluated subsequent events and transactions that occurred after the consolidated balance sheets date up to the date that the consolidated financial statements were issued. Based upon this review, the Company did not identify any subsequent events that would have required adjustment or disclosure in the consolidated financial statements, other than what is disclosed below.

On February 10, 2023, the Company completed its Business Combination with Alliance Entertainment Holding Corp, which is described in Note 6 above.